                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      October 28, 2004 (October 25, 2004)
                      -----------------------------------


                             RURBAN FINANCIAL CORP.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                     Ohio                                    0-13507                            34-1395608
                     ----                                    -------                            ----------
         (State or other jurisdiction                (Commission File Number)                  (IRS Employer
      of incorporation or organization)                                                     Identification No.)


                    401 Clinton Street, Defiance, Ohio 43512
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (419) 783-8950
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

         On October 25, 2004, Rurban Financial Corp. issued a news release reporting results for the third fiscal quarter ended September 30, 2004. A copy of the October 25, 2004 Release is furnished as Exhibit 99 and is incorporated herein by reference.

         The information in this Item 2.02, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

Disclosure changes

         Between the time of Rurban's financial press release/web cast and the filing of Form 8-K, a clerical error was discovered which impacted components of the Corporation's Consolidated Balance Sheet and Consolidated Financial Highlights page as originally distributed. This clerical error related to an intercompany transaction which should have originally been eliminated in consolidation. The financial information included in Exhibit 99 (furnished herewith) reflects those changes which are summarized below:

                                                  As originally reported            Revised        % Change
                                                  ----------------------            -------        --------
Consolidated Financial Highlights
  Book value per share                                            $10.96             $10.95
  End of Period Stockholders' Equity                             $50,065            $50,004          (.12%)

Consolidated Balance Sheet
  Accrued interest payable                                      $665,902           $734,751           10.3%
  Total liabilities                                         $364,633,921       $364,694,863           0.02%
  Retained earnings                                          $28,290,093        $28,229,151         (0.22%)
  Total shareholders' equity                                 $50,064,701        $50,003,759         (0.12%)
  Total liabilities and shareholders' equity                $414,698,622       $414,698,622             n/a




(c)      Exhibits

         Exhibit No.                      Description
         -----------                      -----------

             99                News Release issued by Rurban Financial Corp. on October 25, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RURBAN FINANCIAL CORP.


Dated:  October 28, 2004             By: /s/ James E. Adams
                                         --------------------------------------
                                         James E. Adams
                                         Executive Vice President and
                                         Chief Financial Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated October 28, 2004

                             Rurban Financial Corp.

         Exhibit No.                      Description
         -----------                      -----------

             99           News Release issued by Rurban Financial Corp. on October 25, 2004.